UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 19, 2019
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange Chicago Stock Exchange
1.375% Notes due 2019	IBM 19B	New York Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.25% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange

0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
8.375% Debentures due 2019	IBM 19	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2019, International Business Machines Corporation (“IBM”) extended the maturity of the existing $10.25 billion Amended and Restated Five-Year Credit Agreement dated as of July 19, 2018 (the “Amended and Restated Five-Year Credit Agreement”), among IBM, each Subsidiary Borrower (as defined therein), the several banks and other financial institutions from time to time parties thereto (the “Five-Year Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank N.A., Royal Bank of Canada and Mizuho Bank Ltd., as Syndication Agents, and the Documentation Agents named therein pursuant to an extension request as contemplated by the Amended and Restated Five-Year Credit Agreement. On July 18, 2019, IBM and IBM Credit LLC (“IBM Credit”) (IBM and IBM Credit together, the “Borrowers”) (i) entered into a new $2.5 billion 364-Day Credit Agreement (the “New 364-Day Credit Agreement”) with the several banks and other financial institutions from time to time parties thereto (the “364-Day Lenders”) and (ii) extended the maturity of the existing  $2.5 billion Amended and Restated Three-Year Credit Agreement dated as of July 19, 2018 (the “Amended and Restated Three-Year Credit Agreement”), among the Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Three-Year Lenders,” together with the Five-Year Lenders and the 364-Day Lenders, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank N.A., Royal Bank of Canada and Mizuho Bank Ltd., as Syndication Agents and the Documentation Agents named therein pursuant to an extension request as contemplated by the Amended and Restated Three-Year Credit Agreement.

The New 364-Day Credit Agreement permits the Borrowers to borrow up to an aggregate of $2.5 billion on a revolving basis at any time during the term of the New 364-Day Credit Agreement, subject to the terms therein. Neither Borrower is a guarantor or co-obligor of the other Borrower under the New 364-Day Credit Agreement. Funds borrowed may be used for the general corporate purposes of the Borrowers. Interest rates on borrowings under the New 364-Day Credit Agreement will be based on prevailing market interest rates plus a margin, as further described therein. The New 364-Day Credit Agreement contains customary representations and warranties, covenants, events of default and indemnification provisions. The foregoing description of the New 364-Day Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New 364-Day Credit Agreement, which is filed as Exhibit 10.1 to this report, and is incorporated by reference herein.

The maturity of each of the Amended and Restated Three-Year Credit Agreement and the Amended and Restated Five-Year Credit Agreement was extended by a period of one year to July 20, 2022 and July 20, 2024, respectively, confirmations of which are filed as Exhibits 10.2 and 10.3 to this report, and are incorporated by reference herein. The terms of the Amended and Restated Three-Year Credit Agreement and the Amended and Restated Five-Year Credit Agreement otherwise remain unchanged.

In the ordinary course of their respective businesses, the Lenders and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Borrowers for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

10.1
$2,500,000,000 364-Day Credit Agreement dated as of July 18, 2019, among International Business Machines Corporation and IBM Credit LLC, as Borrowers, the several banks and other financial institutions from time to time parties to such agreement, JP Morgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank N.A., Royal Bank of Canada and Mizuho Bank, Ltd., as Syndication Agents, and the Documentation Agents named therein.

10.2
Confirmation of Termination Date Extension to $2,500,000,000 Amended and Restated Three-Year Credit Agreement dated as of July 18, 2018, among International Business Machines Corporation and IBM Credit LLC, as Borrowers, the several banks and other financial institutions from time to time parties to such agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank, N.A., Royal Bank of Canada and Mizuho Bank, Ltd., as Syndication Agents, and the Documentation Agents named therein.

10.3
Confirmation of Termination Date Extension to $10,250,000,000 Amended and Restated Five-Year Credit Agreement dated as of July 18, 2018, among International Business Machines Corporation, as the Borrower, the several banks and other financial institutions from time to time parties to such agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank, N.A., and Royal Bank of Canada and Mizuho Bank, Ltd., as Syndication Agents, and the Documentation Agents named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 19, 2019

	By:	/s/ Simon J. Beaumont
Simon J. Beaumont
Vice President and Treasurer